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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                            -------------------------

                                    FORM T-1

    STATEMENT OF ELIGIBILITY AND QUALIFICATION UNDER THE TRUST INDENTURE ACT
                            OF 1939 OF A CORPORATION
                          DESIGNATED TO ACT AS TRUSTEE
                            -------------------------

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CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT TO SECTION 305(b)(2)____.

                                      CHASE BANK OF TEXAS, NATIONAL ASSOCIATION
                                 (Exact name of trustee as specified in its charter)

ORGANIZED UNDER THE LAWS OF                                                                      75-1992896
THE UNITED STATES OF AMERICA                                                                 (I.R.S. employer
(State of incorporation                                                                      identification no.)
if not a National Bank)

P.O. BOX 2320                                                                                    75221-2320
DALLAS, TEXAS                                                                                    (Zip Code)
(Address of principal executive offices)

LEE BOOCKER
CHASE BANK OF TEXAS, NATIONAL ASSOCIATION
600 TRAVIS
HOUSTON, TEXAS 77002
(713) 216-2448
(Name, address and telephone
number of agent for service)
                                     ------------------------------------------




                                          CENTRAL PARKING FINANCE TRUST
                                 (Exact name of obligor as specified in its charter)



DELAWARE                                                                                         62-6339780

(State or other jurisdictions of                                                             (I.R.S. employer
incorporation or organization)                                                              identification nos.)

2410 21ST AVE., SUITE 200
NASHVILLE, TN                                                                                     37212
(Address of obligor's principal executive offices)                                              (Zip Code)


                                          CONVERTIBLE PREFERRED SECURITIES
                                         (Title of the indenture securities)
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ITEM 1.           GENERAL INFORMATION.

                  Furnish the following information as to the Trustee:

                  (a) Name and address of each examining or supervising authority to which it is subject.

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                     NAME                                                           ADDRESS
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                  Comptroller of the Currency                                   Washington, D.C.
                  Federal Reserve Bank                                          Dallas, Texas
                  Federal Deposit Insurance Corporation                         Washington, D.C.
                  National Bank Examiners                                       Dallas, Texas
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                  (b) Whether it is authorized to exercise corporate trust
                      powers.

                  Yes.

ITEM 2.           AFFILIATIONS WITH THE OBLIGOR.

                  If the obligor is an affiliate of the Trustee, describe each such affiliation.

                  None.

ITEM 16.          LIST OF EXHIBITS.

                  List below all exhibits filed as part of this statement of eligibility:

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                  Exhibit 1.        A copy of the Articles of Association of the Trustee as now in effect.
                  Exhibit 2.        A copy of the certificate of authority of the Trustee to commence business.
                  Exhibit 3.        A copy of the authorization of the Trustee to exercise corporate trust powers.
                  Exhibit 4.        A copy of the existing bylaws of the Trustee.
                  Exhibit 5.        Not Applicable.
                  Exhibit 6.        The consents of the United States institutional trustees required by Section 321(b) of the Trust
                                    Indenture Act of 1939.
                  Exhibit 7.        A copy of the latest report of condition of the Trustee  published  pursuant to law or the requirements of its supervising or examining authority.
                  Exhibit 8.        Not Applicable.
                  Exhibit 9.        Not Applicable.
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                       NOTE REGARDING INCORPORATED EXHIBIT

Effective January 20, 1998, the name of the Trustee was changed from Texas Commerce Bank National Association to Chase Bank of Texas, National Association.
Exhibit 7 incorporated herein by reference, the Trustee's Consolidated Reports of Condition and Income for the fourth quarter of 1997, was filed under the former name of the Trustee.

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                  Exhibit 1.        Incorporated by reference to exhibit bearing the same designation and previously filed with the
                                    Securities and Exchange Commission as exhibit to the Form S-4 File No. 333-47745.
                  Exhibit 2.        Incorporated by reference to exhibit bearing the same designation and previously filed with the
                                    Securities and Exchange Commission as exhibit to the Form S-4 File No. 333-47745.
                  Exhibit 3.        Incorporated by reference to exhibit bearing the same designation and previously filed with the
                                    Securities and Exchange Commission as exhibit to the Form S-4 File No. 333-47745.
                  Exhibit 4.        Incorporated by reference to exhibit bearing the same designation and previously filed with the
                                    Securities and Exchange Commission as exhibit to the Form S-4 File No.333-47745.
                  Exhibit 6.        Incorporated herewith.
                  Exhibit 7.        Incorporated by reference to exhibit bearing the same designation and previously filed with the
                                    Securities and Exchange Commission as exhibit to the Form S-4 File No.333-47745.
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            The answer to Item 2 is based in part on information provided or confirmed by the obligor. The accuracy and completeness of such information is hereby disclaimed by the Trustee.


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                                    SIGNATURE


         Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, Chase Bank of Texas, National Association, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Dallas, and State of Texas, on the 11th day of May 1998.



                                    CHASE BANK OF TEXAS, NATIONAL ASSOCIATION



                                    By:/s/ John G. Jones
                                       -----------------------------------------
                                       Name: John G. Jones
                                       Title: Vice President


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                                    EXHIBIT 6


         Chase Bank of Texas, National Association, as a condition to qualification under the Trust Indenture Act of 1939, consents that reports of examinations by federal, state, territorial, or district authorities may be furnished by such authorities to the Securities and Exchange Commission of the United States upon request of said Commission for said reports, as provided in
Section 321 of said Trust Indenture Act of 1939.

                                    CHASE BANK OF TEXAS, NATIONAL ASSOCIATION


                                    By: /s/ John G. Jones
                                       -----------------------------------------
                                       Name: John G. Jones
                                       Title: Vice President
                                       Date: May 11, 1998



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